UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 16, 2009
Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A
(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 16, 2009, Allegheny Technologies Incorporated (the “Company”) announced that Douglas A. Kittenbrink, Executive Vice President, Corporate Planning and International Business Development, has decided to leave the Company to devote more time to his family’s business pursuits and to work with nonprofit and charitable organizations with which he has been associated for many years, effective March 1, 2009. The Company issued a press release on January 16, 2009, which is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press release dated January 16, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer

Dated: January 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated January 16, 2009.